UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2003

ESS TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

0-26660
(Commission File Number)

CALIFORNIA	94-2928582
(State or other jurisdiction of	(I.R.S. Employer
incorporation)	Identification No.)

48401 FREMONT BOULEVARD

FREMONT, CALIFORNIA 94538
(Address of principal executive offices, with zip code)

(510) 492-1088

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 2. Acquisition or Disposition of Assets
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 2. Acquisition or Disposition of Assets.

As reported on the Current Report on Form 8-K filed on September 2, 2003, on August 15, 2003 ESS Technology, Inc., a California corporation (“ESS”), acquired Divio, Inc., a California corporation (“Divio”), for $27.1 million in cash pursuant to the Agreement and Plan of Merger dated August 15, 2003 (the “Merger Agreement”), by and among ESS, Divio, and Divio Acquisition Corporation, a California corporation and wholly owned subsidiary of ESS (“Merger Sub”). ESS consummated the merger of Merger Sub with and into Divio (the “Merger”). As a result of the Merger, Divio became a direct, wholly-owned subsidiary of ESS. Pursuant to the Merger Agreement, each share of Divio stock was converted into the right to receive certain cash consideration.

This Form 8-K/A amends the Current Report on Form 8-K filed September 2, 2003 to include Item 7(a) Financial Statements and Item 7(b) Pro forma Financial Information.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired.

          Audited consolidated financial statements of Divio, Inc. for the fiscal years ended September 30, 2002 and September 30, 2001, and unaudited interim consolidated financial statements of Divio, Inc. as of June 30, 2003 and for the nine months ended June 30, 2003 and June 30, 2002, filed as Exhibit 99.1 hereto.

(b)	Pro Forma Financial Information. Unaudited Pro Forma Condensed Combined Financial Information of ESS and Divio, filed as Exhibit 99.2 hereto.

(c)	Exhibits.

2.1*	Agreement and Plan of Merger, dated August 15, 2003, by and among ESS Technology, Inc., Divio, Inc. and Divio Acquisition Corporation.

23.1	Consent of PricewaterhouseCoopers LLP, independent accountants of Divio, Inc.

99.1	Audited consolidated financial statements of Divio, Inc. for the fiscal years ended September 30, 2002 and September 30, 2001.

99.2	Unaudited interim condensed consolidated financial statements of Divio, Inc. as of June 30, 2003 and for the nine months ended June 30, 2003 and June 30, 2002.

99.3	ESS and Divio Unaudited Pro Forma Condensed Combined Financial Statements.

* Previously filed.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESS TECHNOLOGY, INC.

	By:	/s/ ROBERT L. BLAIR

Robert L. Blair
Dated: October 31, 2003		President and Chief Executive Officer

EXHIBIT INDEX

2.1*	Agreement and Plan of Merger, dated August 15, 2003, by and among ESS Technology, Inc., Divio, Inc. and Divio Acquisition Corporation.

23.1	Consent of PricewaterhouseCoopers LLP, independent accountants of Divio, Inc.

99.1	Audited consolidated financial statements of Divio, Inc. for the fiscal years ended September 30, 2002 and September 30, 2001.

99.2	Unaudited interim condensed consolidated financial statements of Divio, Inc. as of June 30, 2003 and for the nine months ended June 30, 2003 and June 30, 2002.

99.3	ESS and Divio Unaudited Pro Forma Condensed Combined Financial Statements.